UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2022 (January 13, 2022)

Papaya Growth Opportunity Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-41223	87-3071107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Broadway, #750

Oakland, CA

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (510) 214-3750

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	PPYAU	The Nasdaq Stock Market LLC

Class A ordinary share, par value $0.0001 per share, included as part of the units	PPYA	The Nasdaq Stock Market LLC

Redeemable warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the units	PPYAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 19, 2022, Papaya Growth Opportunity Corp. I (the “Company”) consummated its initial public offering (the “IPO”) of 28,750,000 units (the “Units”), including 3,750,000 Units issued pursuant to the full exercise of the underwriters' over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $287,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-261317) related to the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 24, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement (the “Underwriting Agreement”), dated January 13, 2022, by and between the Company and Cantor Fitzgerald & Co. (“Underwriter”), as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Second Amended and Restated Certificate of Incorporation of the Company, a copy of which is attached as Exhibit 3.1 hereto and incorporated by reference.
●	A Warrant Agreement, dated January 13, 2022, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated January 13, 2022, by and among the Company, its officers, its directors and Sponsor, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated January 13, 2022, by and between the Company and CST, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated January 13, 2022, by and among the Company, Sponsor, Underwriter and J.V.B. Financial Group, LLC on behalf of its Cohen & Company Capital Markets division (“CCM”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Unit Subscription Agreement, dated January 13, 2022 (the “Sponsor Private Placement Unit Subscription Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●

A Private Placement Unit Subscription Agreement, dated January 13, 2022 (the “Underwriter Private Placement Unit Subscription Agreement”), by and between the Company and Underwriter, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●

A Private Placement Unit Subscription Agreement, dated January 13, 2022 (the “CCM Private Placement Unit Subscription Agreement” and together with the Sponsor Private Placement Unit Subscription Agreement and the Underwriter Private Placement Unit Subscription Agreement, the “Private Placement Unit Subscription Agreements”), by and between the Company and CCM, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●

Indemnity Agreements, dated January 13, 2022 (the “Indemnity Agreements”), by and between the Company and each of the directors and officers of the Company, a form of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated January 13, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Unit Subscription Agreements, the Company completed the private sale of an aggregate of 1,365,500 units (the “Placement Units”) (1,115,500 Placement Units to the Sponsor, 212,500 Placement Units to the Underwriter and 37,500 Placement Units to CCM) at a purchase price of $10.00 per Placement Unit, generating gross proceeds to the Company of $13,655,00. The Placement Units are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

On January 13, 2022 and in connection with the IPO, the stockholders of the Company approved and adopted the Company’s Amended and Restated Certificate of Incorporation (the “A&R COI”). The terms of the A&R COI are set forth in the Registration Statement and are incorporated herein by reference. A copy of the A&R COI is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events

A total of $293,250,000, comprised of the proceeds from the IPO after offering expenses and a portion of the proceeds of the sale of the Placement Units, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, and up to $100,000 of interest that may be needed to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (a) that would affect the Company’s public stockholders’ ability to convert or sell their shares to the Company in connection with a business combination or to modify the substance of the Company’s timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 15 months, which is extendable at the Sponsor’s option to up to 21 months (as set forth in the Registration Statement) (such period, the “Combination Period”), from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within the Combination Period, subject to applicable law.

In addition, the 7,528,875 shares of Class B common stock of the Company (the “Founder Shares”) held by the Sponsor (prior to the exercise of the over-allotment) included an aggregate of up to 956,250 Founder Shares that were subject to forfeiture by the Sponsor to the extent that the underwriter’s over-allotment option was not exercised in full. Since the underwriter exercised its over-allotment option in full, there are no longer any Founder Shares subject to forfeiture.

On January 13, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 19, 2022, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 13, 2022, by and between the Company and Cantor Fitzgerald & Co., as representative of the several underwriters.

3.1	Second Amended and Restated Certificate of Incorporation of the Company.

4.1	Warrant Agreement, dated January 13, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated January 13, 2022, by and among the Company, its officers, its directors and Papaya Growth Opportunity I Sponsor, LLC.

10.2	Investment Management Trust Agreement, dated January 13, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated January 13, 2022, by and among the Company, Papaya Growth Opportunity I Sponsor, LLC, Cantor Fitzgerald & Co and J.V.B. Financial Group, LLC on behalf of its Cohen & Company Capital Markets division.

10.4	Private Placement Unit Subscription Agreement, dated January 13, 2022, by and between the Company and Papaya Growth Opportunity I Sponsor, LLC.

10.5	Private Placement Unit Subscription Agreement, dated January 13, 2022, by and between the Company and Cantor Fitzgerald & Co.

10.6	Private Placement Unit Subscription Agreement, dated January 13, 2022, by and between the Company and J.V.B. Financial Group, LLC.

10.7	Form of Indemnity Agreement, dated January 13, 2022, by and between the Company and each of the directors and officers of the Company.

10.8	Administrative Services Agreement, dated January 13, 2022, by and between the Company and Papaya Growth Opportunity I Sponsor LLC.

99.1	Press Release, dated January 13, 2022.

99.2	Press Release, dated January 19, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPAYA GROWTH OPPORTUNITY CORP. I

	By:	/s/ Clay Whitehead
Name: Clay Whitehead
Title: Chief Executive Officer

Dated: January 19, 2022